--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                                    May 31, 2000


Dear Shareholder:

     The Federal Reserve continued to aggressively tighten in an attempt to achieve its objective of a soft-landing for the explosive U.S. economy. As a result, the Federal Reserve tightened short-term rates by 0.75% during the period and raised rates by another 0.50% at the May FOMC meeting to 6.50%. In the first four months of the new millennium we have been witness to unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply as expectations of continued Fed tightening in the wake of an insatiable U.S. economy, while anticipation of a significant buyback at the long end of the maturity spectrum led to lower yields on long Treasuries. The yield curve inversion along with the premium placed on the dwindling outstanding Treasuries caused a dramatic underperformance of spread sectors relative to the performance of the Treasury sectors, especially in the 10- to 30-year part of the curve.

     At this juncture, the general implication for spread product is negative, but the potential for spread widening is more limited. Most of the negatives for high quality spread product in terms of relative supply differentials between Treasuries and non-Treasuries as well as equity market volatility have been priced into the market. Given current market conditions, we maintain a significant overweight in high quality spread product. Treasuries are fully valued even considering the strong technicals in the market. While near-term volatility is virtually guaranteed by an active Federal Reserve, a successful soft landing of the economy would ultimately result in a healthier U.S. economy.

     This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.



Sincerely,


/s/ Laurence D. Fink                    /s/ Ralph L. Schlosstein

Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                                   May 31, 2000


Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock California Investment Quality Municipal Trust Inc. ("the Trust") for the six months ended April 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RAA". The Trust's investment objective is to provide high current income that is exempt from regular federal and California income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout California.

     The table below summarizes the changes in the Trust's stock price and NAV over the past six months:

                        --------------------------------------------------------
                         4/30/00   10/31/99     CHANGE       HIGH       LOW
--------------------------------------------------------------------------------
 STOCK PRICE             $13.75     $15.50     (11.29%)     $15.50     $13.75
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)   $14.16     $14.34      (1.26%)     $14.45     $14.00
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserves increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security rose from 6.02% on October 31, 1999 to 6.22% on April 30, 2000.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 2.63% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S 1.42% on a pre-tax basis. Overall, the tone in the market during the period was extremely positive as the result of continued strong demand from individual/retail investors coupled with a slowdown in new issuance. During 1999, households increased their holdings of individual municipal bonds by over $40 billion while mutual funds saw net outflows. Offsetting the large amount of mutual fund outflows during the first quarter of 2000 was a 43% decline in overall new municipal bond issuance led by a 90% drop in refunding volume. Refunding volume was down due to the relatively higher interest rates experienced during the first quarter 2000 when compared to the first quarter 1999, while new money issuance has declined because the strong economy has led to full coffers at most municipalities. Currently, municipal bonds across the entire maturity spectrum are at their most attractive relationships to their Treasury market counterparts.

     California's dynamic economic expansion continues. In the second half of 1999 non-farm payroll grew 4% significantly exceeding the national rate (2.1%). This expansion is projected to continue at a 3.5% annual rate in 2000. The
State accounts for approximately 40% of the nation's non-farm employment growth. Unemployment dropped to 4.6% in February 2000, the state's lowest rate since February 1959, and only 0.5% above the national level. Trade values from California's customs districts continue to expand with both exports and imports growing at the ports of Los Angeles, San Francisco and San Diego.

     The State's year-to-date revenues are $2.5 billion over projections. This is primarily attributed to the increase in personal income tax receipts, which may be a reflection of employees exercising their stock options. Furthermore, sales tax receipts continue to show steady growth with an 8.2% increase in 1999 and projections for a 7.1% increase in 2000. The State's fiscal 2000 budget uses conservative assumptions, which provides some flexibility. The improved liquidity position should enable California to weather potential future volatility in its economically sensitive revenue stream.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 34% of total assets.

     As municipal credit spreads remained tight during the reporting period, we continued to emphasize higher rated securities over the lower rated investment grade sector. We believe that credit spreads will return to more historical levels in the future and as such the Trust should be rewarded for its higher credit quality bias. The Trust has continued its bias towards premium coupon securities over discount priced securities, as premium coupons offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1999 asset composition and credit quality allocations:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
 SECTOR                                  APRIL 30, 2000        OCTOBER 31, 1999
--------------------------------------------------------------------------------
  Transportation                              22%                    20%
--------------------------------------------------------------------------------
  Lease                                       16%                    17%
--------------------------------------------------------------------------------
  University                                  15%                    15%
--------------------------------------------------------------------------------
  District                                    10%                    10%
--------------------------------------------------------------------------------
  Power                                        9%                     9%
--------------------------------------------------------------------------------
  Housing                                      9%                     9%
--------------------------------------------------------------------------------
  City, County & State                         5%                     5%
--------------------------------------------------------------------------------
  Water & Sewer                                5%                     5%
--------------------------------------------------------------------------------
  Student Loans                                5%                     5%
--------------------------------------------------------------------------------
  Industrial                                   2%                     5%
--------------------------------------------------------------------------------
  School                                       2%                     -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CREDIT RATING*                        APRIL 30, 2000        OCTOBER 31, 1999
--------------------------------------------------------------------------------
      AAA/Aaa                                  71%                    46%
--------------------------------------------------------------------------------
       AA/Aa                                   19%                    24%
--------------------------------------------------------------------------------
        A/A                                     5%                    20%
--------------------------------------------------------------------------------
      BBB/Baa                                   5%                    10%
--------------------------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock California Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely,

/s/ Robert S. Kapito                  /s/ Kevin M. Klingert

Robert S. Kapito                      Kevin M. Klingert
Vice Chairman and Portfolio Manager   Managing Director and Portfolio Manager
BlackRock Advisors, Inc.              BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                             RAA
--------------------------------------------------------------------------------
  Initial Offering Date:                                     May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 04/30/00:                        $13.75
--------------------------------------------------------------------------------
  Net Asset Value as of 04/30/00:                            $14.16
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 04/30/00 ($13.75)(1):     5.73%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                 $ 0.065625
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):              $ 0.7875
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

            PRINCIPAL
              AMOUNT                                                                                  OPTION CALL      VALUE
 RATING*      (000)                                    DESCRIPTION                                    PROVISIONS+     (NOTE 1)
========= ============= ========================================================================= ================ =============
                        LONG-TERM INVESTMENTS-150.2%
                        California Educational Fac. Auth. Rev.,
 AAA          $  760++    Santa Clara Univ., 5.00%, 9/01/06, MBIA ...............................       N/A         $   776,903
 AAA             240      Santa Clara Univ., 5.00%, 9/01/15, MBIA ...............................  No Opt. Call         226,886
 AAA           1,000      Student Loan Prog., Ser. A, 6.00%, 3/01/16, MBIA ......................   3/07 at 102       1,002,050
                        California St. G.O.,
 AA              960++    5.75%, 3/01/05 ........................................................       N/A           1,003,497
 AA               40      5.75%, 3/01/19 ........................................................   3/05 at 101          39,969
                        California St. Hsg. Fin. Agcy. Rev., Home Mtge.,
 AA              770      Ser. B-1, 6.45%, 2/01/11 ..............................................   8/04 at 102         792,677
 Aa2           1,000      Ser. G, 7.20%, 8/01/14 ................................................   8/04 at 102       1,047,970
                        California St. Pub. Wks. Brd. Lease Rev.,
 Aaa           1,000++    Dept. of Corrections, Ser. A, 6.875%, 11/01/04 ........................       N/A           1,100,430
 A1            1,000      St. Univ. Proj., Ser. A, 6.10%, 10/01/06 ..............................  10/04 at 102       1,061,120
 AAA           1,000++    St. Univ. Proj., Ser. A, 6.40%, 12/01/02, AMBAC .......................       N/A           1,060,520
 AAA           1,385    Foothill / Eastern Trans. Agcy., Ser. A, Zero Coupon, 1/01/04 ...........  No Opt. Call       1,155,921
                        Los Angeles Cnty.,
 AAA           1,000++    Met. Trans. Auth., Sales Tax Rev., 6.00%, 7/01/26, MBIA ...............       N/A           1,067,430
 AAA           1,000      Special Tax, Ser. A, 5.50%, 9/01/14, FSA ..............................   9/07 at 102       1,006,650
 AA            1,150    Los Angeles Harbor Dept. Rev., Ser. B, 6.00%, 8/01/13 ...................   8/06 at 101       1,193,482
 AAA           1,000++  Los Angeles Pub. Wks. Fin. Auth. Rev., Regl. Park & Open Space,
                          Dist. A, 6.00%, 10/01/04 ..............................................       N/A           1,064,610
 BBB-          1,000    Sacramento Pwr. Auth., Cogeneration Proj. Rev., 6.50%, 7/01/09 ..........   7/06 at 102       1,040,350
 AAA             500    San Diego Ind. Dev. Rev., Ser. A, 5.90%, 6/01/18, AMBAC .................   6/03 at 102         503,920
                        San Francisco City & Cnty.,
 AAA             150      Arpt. Comn. Rev., Intl. Arpt., Ser. 12-A, 5.90%, 5/01/26 ..............   5/06 at 101         147,075
 AAA           1,000      Arpt. Comn. Rev., Intl. Arpt., Ser. 6, 6.125%, 5/01/09, AMBAC .........   5/04 at 102       1,052,170
 AAA           1,000      Sewer Rev., Ser. A, 5.95%, 10/01/25, FGIC .............................  10/03 at 102       1,003,730
 AAA           1,000    Southern California Pub. Pwr. Auth. Transmission Proj. Rev.,
                          5.50%, 7/01/20, MBIA ..................................................   7/02 at 100         966,730
 AAA             500    Temecula Valley Uni. Schl. Dist., Ser. G, 5.75%, 9/01/25, FGIC ..........   8/07 at 102         493,420
                        Univ. of California Rev.,
 AAA           1,135++    Ser. B, 6.30%, 9/01/03 ................................................       N/A           1,209,342
 AAA           1,000++    Ser. D, 6.10%, 9/01/02, MBIA ..........................................       N/A           1,050,220
 AAA             370    West Basin Municipal Water Dist. Rev., C.O.P., Ser. A, 5.50%,
                          8/01/22, AMBAC ........................................................   8/07 at 101         355,281
                                                                                                                    -----------
                        TOTAL LONG-TERM INVESTMENTS (COST $20,302,193)...........................                    21,422,353
                                                                                                                    -----------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                                OPTION CALL       VALUE
 RATING*     (000)                                  DESCRIPTION                                   PROVISIONS+      (NOTE 1)
========= ========== ======================================================================== ================ ===============
                     SHORT-TERM INVESTMENT**-0.7%
 A-1+     $100       Irvine California Impvt., 5.90%, 5/01/00, FRDD (cost $100,000)..........        N/A        $    100,000
                                                                                                                ------------
                     TOTAL INVESTMENTS-150.9% (COST $20,402,193).............................                     21,522,353
                     Other assets in excess of liabilities-1.7% .............................                        241,649
                     Liquidation value of preferred stock-(52.6%) ...........................                     (7,500,000)
                                                                                                                ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ......................                   $ 14,264,002
                                                                                                                ============

--------
*   Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

+ Option call provisions: date (month/year) and prices of the earliest optional call on redemption. There may be other call provisions at varying prices at later dates.

++  This bond is prerefunded. See Glossary for definitions.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
              AMBAC -  American Municipal Bond Assurance Corporation
             C.O.P. -  Certificate of Participation
               FGIC -  Financial Guaranty Insurance Company
               FRDD -  Floating Rate Daily Demand
                FSA -  Financial Security Assurance
               G.O. -  General Obligation
               MBIA -  Municipal Bond Insurance Association
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $20,402,193) (Note 1) .............    $21,522,353
Cash ..........................................................         41,922
Interest receivable ...........................................        308,850
                                                                   -----------
                                                                    21,873,125
                                                                   -----------
LIABILITIES
Dividends payable-common stock ................................         66,090
Advisory fee payable (Note 2) .................................          5,606
Dividends payable-preferred stock .............................          3,124
Administration fee payable (Note 2) ...........................          1,808
Other accrued expenses ........................................         32,495
                                                                   -----------
                                                                       109,123
                                                                   -----------
NET INVESTMENT ASSETS .........................................    $21,764,002
                                                                   ===========
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) ..........................................    $    10,071
  Paid-in capital in excess of par ............................     13,897,103
 Preferred stock (Note 4) .....................................      7,500,000
                                                                   -----------
                                                                    21,407,174
 Undistributed net investment income ..........................         12,973
 Accumulated net realized loss ................................       (776,305)
 Net unrealized appreciation ..................................      1,120,160
                                                                   -----------
Net investment assets, April 30, 2000 .........................    $21,764,002
                                                                   ===========
Net assets applicable to common shareholders ..................    $14,264,002
                                                                   ===========
Net asset value per share:
  ($14,264,002 \d 1,007,093 shares of common
  stock issued and outstanding) ...............................         $14.16
                                                                        ======

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest and discount earned ...............................    $   633,018
                                                                   -----------

Expenses
   Investment advisory ........................................         37,504
   Administration .............................................         10,922
   Reports to shareholders ....................................         10,000
   Auction agent ..............................................          9,000
   Transfer agent .............................................          7,500
   Directors ..................................................          6,000
   Legal ......................................................          4,500
   Independent accountants ....................................          4,000
   Custodian ..................................................          2,000
   Miscellaneous ..............................................          9,156
                                                                   -----------
   Total expenses .............................................        100,582
                                                                   -----------
Net investment income .........................................        532,436
                                                                   -----------
UNREALIZED LOSS ON INVESTMENTS
Net change in unrealized appreciation on
 investments ..................................................       (163,399)
                                                                   -----------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS .....................................    $   369,037
                                                                   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS ENDED  YEAR ENDED
                                                      APRIL 30,     OCTOBER 31,
                                                        2000           1999
                                                     -----------    -----------
INCREASE (DECREASE) IN INVESTMENT ASSETS

OPERATIONS:
 Net investment income ...........................   $   532,436    $ 1,054,501
 Net realized gain on investments ................            --         42,400
 Net change in unrealized appreciation
  on investments .................................      (163,399)    (1,146,734)
                                                     -----------    -----------
 Net increase (decrease) in net investment
  assets resulting from operations ...............       369,037        (49,833)

DIVIDENDS:
 To common shareholders from net
  investment income ..............................      (426,714)      (883,630)
 To preferred shareholders from net
  investment income ..............................      (117,178)      (222,879)
                                                     -----------    -----------
 Total dividends .................................      (543,892)    (1,106,509)
                                                     -----------    -----------
  Total decrease .................................      (174,855)    (1,156,342)

NET INVESTMENT ASSETS
Beginning of period ..............................    21,938,857     23,095,199
                                                     -----------    -----------
End of period (net of undistributed net
 investment income of $12,973 and
 $24,429, respectively) ..........................   $21,764,002    $21,938,857
                                                     ===========    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                                      APRIL 30,        -----------------------------------------------------------
                                                         2000            1999         1998         1997         1996         1995
                                                       -------         -------      -------      -------      -------      -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............    $ 14.34         $ 15.49      $ 14.77      $ 14.20      $ 13.85      $ 11.74
                                                       -------         -------      -------      -------      -------      -------
 Net investment income ............................        .53            1.05         1.05         1.07         1.08         1.05
 Net realized and unrealized gain (loss)
   on investments .................................       (.17)          (1.10)         .79          .61          .33         2.12
                                                       -------         -------      -------      -------      -------      -------
Net increase (decrease) from investment
   operations .....................................        .36           (0.05)        1.84         1.68         1.41         3.17
                                                       -------         -------      -------      -------      -------      -------
Dividends and Distributions:
 Dividends from net investment income to:
   Common shareholders ............................       (.42)           (.88)        (.88)        (.87)        (.80)        (.79)
   Preferred shareholders .........................       (.12)           (.22)        (.24)        (.24)        (.25)        (.27)
 Distributions in excess of net realized
   gains on investments to:
   Common shareholders ............................         --              --           --           **         (.01)          --
   Preferred shareholders .........................         --              --           --           **           **           --
                                                       -------         -------      -------      -------      -------      -------
Total dividends and distributions .................       (.54)          (1.10)       (1.12)       (1.11)       (1.06)       (1.06)
                                                       -------         -------      -------      -------      -------      -------
Net asset value, end of period* ...................      14.16         $ 14.34      $ 15.49      $ 14.77      $ 14.20      $ 13.85
                                                       =======         =======      =======      =======      =======      =======
Per share market value, end of period* ............    $ 13.75         $ 15.50      $16.125      $ 15.00      $ 13.50      $12.625
                                                       =======         =======      =======      =======      =======      =======
TOTAL INVESTMENT RETURN+: .........................      (8.73)%          1.52%       13.70%       17.98%       13.80%       26.86%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Expenses++ ........................................       1.38%+++        1.34%        1.36%        1.32%        1.42%        1.52%
Net investment income before preferred
  stock dividends++ ...............................       7.46%+++        6.95%        6.93%        7.48%        7.78%        8.24%
Preferred stock dividends .........................       1.64%+++        1.47%        1.60%        1.70%        1.82%        2.09%
Net investment income available to common
  shareholders ....................................       5.82%+++        5.48%        5.33%        5.78%        5.96%        6.15%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ..................................    $14,343         $15,170      $15,265      $14,445      $13,996      $12,892
Portfolio turnover ................................          0%              4%           0%          28%          72%         149%
Net assets of common shareholders, end
  of period (in thousands) ........................    $14,264         $14,439      $15,595      $14,873      $14,296      $13,946
Asset coverage per share of preferred
  stock, end of period ............................    $72,557         $73,138      $76,990      $74,583      $72,654      $71,485
Preferred stock outstanding (in thousands) ........    $ 7,500         $ 7,500      $ 7,500      $ 7,500      $ 7,500      $ 7,500

----------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

** Actual amount paid for the year ended October 31, 1997 to common shareholders was $0.00056 per share and to preferred shareholders was $0.00018 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0048 per common share.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for periods less than one full year is not annualized.

++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratio to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on April 12, 1993 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular federal and California state income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

    Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

    The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), a wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC
("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Company of America.

    The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

    Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchase and sales of invest ment securities, other than short-term investments,
for  the  period  ended  April  30,  2000   aggregated   $642,250  and  $45,000,
respectively.

    The federal income tax basis of the Trust's investments at April 30, 2000 was substantially the same as the basis for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $1,120,160.

    For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1999 of approximately $773,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 1,007,093 common shares outstanding at April 30, 2000, the Advisor owned 7,093 shares. As of April 30, 2000 there were 300 shares of Preferred Stock Series W7 outstanding.

    Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 2.5% to 4.38% during the period ended April 30, 2000.

    The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

    The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to April 30, 2000, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.065625 per common share payable June 1, 2000 to shareholders of record on May 15, 2000.

    For the period May 1, 2000 to May 31, 2000, dividends declared on Preferred Stock totalled $26,912 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
       THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant  to  the  Trust's   Dividend   Reinvestment   Plan  (the   "Plan"),
shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

    The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
       THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

    The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

    (1) To elect three Directors as follows:

        DIRECTOR                                CLASS      TERM        EXPIRING
        --------                                -----      ----        --------
        Andrew F. Brimmer ...................    III      3 years        2003
        Kent Dixon ..........................    III      3 years        2003
        Laurence D. Fink ....................    III      3 years        2003

        Directors whose term of office continues beyond this meeting are Richard
        E. Cavanagh, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

    (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 2000.

    Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                VOTES      VOTES
                                                 FOR      AGAINST    ABSTENTIONS
                                                 ---      -------    -----------
    Andrew F. Brimmer .......................  661,081       --        285,006
    Kent Dixon ..............................  661,281       --        284,806
    Laurence D. Fink ........................  661,281       --        284,806
    Ratification of Deloitte & Touche LLP ...  931,423     4,476        10,188

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The   BlackRock  California  Investment  Quality  Municipal  Trust's  investment objective is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. The Trust intends to invest substantially all of the assets in a portfolio of investment grade California Municipal Obligations, which include debt obligations issued by or on behalf of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal and California income tax. California Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.


WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade California Municipal Obligations or other qualifying issuers. The Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in
California Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RAA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Income Trust Inc.                                   BKT      N/A
The BlackRock North American Government Income Trust Inc.         BNA      N/A
The BlackRock High Yield Trust                                    BHY      N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT     12/00
The BlackRock 2001 Term Trust Inc.                                BTM     06/01
The BlackRock Strategic Term Trust Inc.                           BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT     12/04
The BlackRock Advantage Term Trust Inc.                           BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT     12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK   MATURITY
                                                                SYMBOL    DATE
PERPETUAL TRUSTS                                                ------  --------
The BlackRock Investment Quality Municipal Trust Inc.             BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY      N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS      N/A
The BlackRock Strategic Municipal Trust                           BSD      N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT     12/10


      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

    BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of open-end funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

    BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

    BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BlackRock
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

    The accompanying financial statements as of April 30, 2000 were not audited and accordingly, no opinion is expressed on them.

    This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                      THE BLACKROCK CALIFORNIA INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM

[RECYCLE LOGO] Printed on recycled paper                             09247U-10-7
                                                                     09247F-10-0

     ---------
     BlackRock
The  ---------
California
Investment Quality
Municipal Trust Inc.
--------------------
Semi-annual Report
April 30, 2000


[GRAPHIC OMITTED]